Exhibit 99.3

FIRST QUARTER2025 Fixed Income SupplementalBuckhead Station | Atlanta, GA Sweetwater Plaza | Sugarland, TXSammamish Highlands | Sammamish, WABaybrook East | Houston, TXThe Crossing Clarendon | Arlington, VARegency Centers

HighlightsFirst Quarter 2025 Reported Nareit FFO of $1.15 per diluted share and Core Operating Earnings of $1.09 per diluted share Reaffirmed 2025 earnings guidance for Nareit FFO, Core Operating Earnings, and Same Property NOI growth Increased Same Property NOI year-over-year, excluding lease termination fees, by 4.3% Same Property percent leased ended the quarter at 96.5%, an increase of 100 basis points year-over-year, and SameProperty percent commenced ended the quarter at 93.5%, up 170 basis points year-over-year Same Property anchor percent leased ended the quarter at 98.3%, an increase of 130 basis points year-over-year, andSame Property shop percent leased ended the quarter at 93.7%, up 70 basis points year-over-year Executed 1.4 million square feet of comparable new and renewal leases during the quarter at blended rent spreads of+8.1% on a cash basis and +18.6% on a straight-lined basis On March 14, 2025, acquired Brentwood Place, a community center in Nashville, TN, for $119 million As of March 31, 2025, Regency's in-process development and redevelopment projects had estimated net project costsof $499 million at a blended yield of 9% In February, S&P Global Ratings ("S&P") upgraded Regency's credit rating to "A-" with a stable outlook Pro-rata net debt and preferred stock to operating EBITDAre at March 31, 2025 was 5.3x2

Credit Ratings & Select RatiosCredit RatingsAgency Credit Rating Outlook Last ReviewDateS&P A- Stable 2/26/25Moody's A3 Stable 1/28/25i. For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and ExchangeCommission.ii. Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing. 3Unsecured Public Debt CovenantsRequired 3/31/2025 12/31/2024 9/30/2024 6/30/2024Fair Market Value Calculation Method Covenants(i)(ii)Total Consolidated Debt to Total Consolidated Assets ≤ 65% 27% 27% 27% 27%Secured Consolidated Debt to Total Consolidated Assets ≤ 40% 4% 4% 4% 4%Consolidated Income for Debt Service to Consolidated Debt Service ≥ 1.5x 4.8x 4.9x 4.9x 4.8xUnencumbered Consolidated Assets to Unsecured Consolidated Debt >150% 380% 396% 397% 394%

Capital Structure & Liquidity ProfileLiquidity Profile ($ millions)Unsecured Credit Facility - Committed 1,500Balance Outstanding (265)Undrawn Portion of Credit Facility 1,235Cash, Cash Equivalents & Marketable Securities 79Unsettled Forward ATM Equity 100Total Liquidity 1,4143/31/2025I1%■ Equity ■ Unsecured Debt - Bonds■ Consolidated Debt - Secured ■ Unconsolidated Debt - Secured■ Preferred Equity ■ Credit Facilities<1%■ Secured Fixed Rate■ Secured VariableRate■ Unsecured Debt -Bonds■ Secured■ Unsecured4Capital Structure(% of total capitalization)Debt CompositionPro-RataSecured vs. Unsecured4$18.9 BillionTotalCapitalization1% 3% 4% 20% 24% 75% <1% 22% 78%

IA Well-Laddered Maturity Schedule$900$800 $770$717$700 $674V'l $600 $561C,QE $500 $463$425 ,A- $415C $400$309 $325 $300$300$200 $177$112$100$0 $0 $12025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 - 2047 20492046■ Unsecured Debt - Bonds ■ Line of Credit ■ Consolidated Debt - Secured ■ Unconsolidated Debt - Secured(in $ millions)Pro Rata Debt Maturity Profile as of March 31, 2025Regency aims to have < 15% of total debt maturing in any given yearWtd Avg Interest Rate: 4.2%Wtd Avg Yrs to Maturity: 6.6 YearsTotal Pro Rata Debt: $5.5B5

Follow UsFirst Quarter 2025 Earnings Conference CallWednesday, April 30th, 2025Time: 11:00 AM ETDial#: 877-407-0789 or 201-689-8562Webcast: investors.regencycenters.comForward-Looking StatementsCertain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlookand other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2025Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 andother federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,”“expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “plan,” “anticipate,” “guidance,” and other similar language. However, the absence ofthese or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements arereasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed onthese statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can giveno assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-lookingstatements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to,those risk factors described in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year ended December31, 2024 (“2024 Form 10-K”) under Item 1A, as supplemented by the discussion in Item 1A of Part II of our Quarterly Report on Form 10-Q. Whenconsidering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reportson Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factorsactually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected.Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whetheras a result of new information, future events or developments or otherwise, except as to the extent required by law. These risks and events include,without limitation:Risk Factors Related to the Current Economic and Geopolitical EnvironmentsInterest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Economic challengesand policy changes may adversely impact our tenants and our business. Unfavorable developments that may affect the banking and financial servicesindustry could adversely affect our business, liquidity and financial condition, and overall results of operations. Current geopolitical challenges couldimpact the U.S. economy and consumer spending and our results of operations and financial condition. Evolving political and economic events anduncertainties, including tariffs, retaliatory tariffs, international trade disputes, and immigration policies could adversely impact the businesses of our tenantsand our business.Risk Factors Related to Pandemics or other Public Health CrisesPandemics or other public health crises may adversely affect our tenants financial condition, the profitability of our properties, and our access to thecapital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.Risk Factors Related to Operating Retail-Based Shopping CentersEconomic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase ouroperating expenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbsidepick-up may adversely impact our revenues, results of operations, and cash flows. Changing economic and retail market conditions in geographic areaswhere our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our“anchor” tenants. A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants arenot successful, or if the demand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants inbankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease incomedecreases. Compliance with the Americans with Disabilities Act and other building, fire, and safety regulations may have a material negative effect on us.Risk Factors Related to Real Estate InvestmentsOur real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated withdevelopment, redevelopment, and expansion of properties. We face risks associated with the development of mixed-use commercial properties. Weface risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in taxlaws could impact our acquisition or disposition of real estate.Risk Factors Related to the Environment Affecting Our PropertiesClimate change may adversely impact our properties, some of which may be more vulnerable due to their geographic location, and may lead toadditional compliance obligations and costs. Costs of environmental remediation may adversely impact our financial performance and reduce our cashflow.Risk Factors Related to Corporate MattersAn increased focus on metrics and reporting related to environmental, social, and governance (“ESG”) factors by investors and other stakeholders mayimpose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject usto loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations.Risk Factors Related to Our Partnerships and Joint VenturesWe do not have voting control over all of the properties owned in our real estate partnerships and joint ventures, so we are unable to ensure that ourobjectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to makedistributions to stock and unit holders.Risk Factors Related to Funding Strategies and Capital StructureOur ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI atour properties which may adversely affect results of operations and financial condition. We depend on external sources of capital, which may not beavailable in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debtagreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing coststo rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not performand that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.Risk Factors Related to Information Management and TechnologyThe unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data, or of Regency's proprietary or confidentialinformation stored in our information systems or by third parties on our behalf, could impact operations, and expose us to potential liabilities andmaterial adverse financial impact. Any actual or perceived failure to comply with new or existing laws, regulations and other requirements relating to theprivacy, security and processing of personal information could adversely affect our business, results of operations, or financial condition. The use oftechnology based on artificial intelligence presents risks relating to confidentiality, creation of inaccurate and flawed outputs and emerging regulatoryrisk, any or all of which may adversely affect our business and results of operations.Risk Factors Related to Taxes and the Parent Company’s Qualification as a REITIf the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates.Dividends paid by REITs generally do not qualify for reduced tax rates. Certain non-U.S. stockholders may be subject to U.S. federal income tax on gainrecognized on a disposition of our common stock if the Parent Company does not qualify as a “domestically controlled” REIT. Legislative or other actionsaffecting REITs may have a negative effect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and maycause us to incur tax liabilities. Partnership tax audit rules could have a material adverse effect.Risk Factors Related to the Company’s Common StockRestrictions on the ownership of the Parent Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuanceof the Parent Company's capital stock may delay or prevent a change in control. Ownership in the Parent Company may be diluted in the future. TheParent Company’s amended and restated bylaws provides that the courts located in the State of Florida will be the sole and exclusive forum forsubstantially all disputes between us and our stockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputeswith us or our directors, officers, or employees. There is no assurance that we will continue to pay dividends at current or historical ratesNon-GAAP DisclosureWe believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relatingto our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of priorperiods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAPmeasures by providing additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measuresis they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. Inaddition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining thesenon-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their mostdirectly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results ofoperations or future prospects of the Company.Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as netincome, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortizationrelated to real estate, and after adjustments for unconsolidated real estate partnerships. Regency computes Nareit FFO for all periods presented inaccordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, itprovides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates,operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance notimmediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of theCompany's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, shouldnot be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to CommonShareholders to Nareit FFO.Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains orlosses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization,straight-line rents, and amortization of mark-to-market of debt and derivative adjustments; and (iv) other amounts as they occur. The Company providesa reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO to Core Operating Earnings.Adjusted Funds From Operations is an additional performance measure used by Regency that reflects cash available to fund the Company’s businessneeds and distribution to shareholders. AFFO is calculated by adjusting Core Operating Earnings ("COE") for (i) capital expenditures necessary tomaintain and lease the Company’s portfolio of properties, (ii) debt cost and derivative adjustments and (iii) stock-based compensation. The Companyprovides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO, to Core Operating Earnings, and to Adjusted Funds fromOperations.IContact Information: Christy McElroySenior Vice President, Capital Markets904-598-7616ChristyMcElroy@RegencyCenters.com